QuickLinks -- Click here to rapidly navigate through this document

Dear Osmonics Shareholder:

        We are sending you the enclosed cash election form because on November 3, 2002, Osmonics, Inc. signed a merger agreement with General Electric Company. As more fully described in the proxy statement/prospectus that has been sent to you in connection with the proposed merger, if Osmonics' shareholders adopt the merger agreement, Osmonics will be merged with and into Oasis Acquisition, Inc., a wholly owned subsidiary of GE. Oasis Acquisition will survive the merger, will continue the business of Osmonics and will remain a wholly owned subsidiary of GE. You should carefully read the accompanying proxy statement/prospectus.

        If GE and Osmonics complete the merger, each of your shares of Osmonics common stock will be exchanged for a fraction of a share of GE common stock, $.06 par value per share, equal to $17.00 divided by the average of the volume weighted sales price per share of GE common stock on the New York Stock Exchange for the ten consecutive full trading days ending on the third trading day prior to the effective time of the merger. You may elect to receive $17.00 in cash rather than GE common stock for your Osmonics shares by completing, signing, and returning the enclosed cash election form in accordance with the instructions. You may elect to receive cash for some or all of your Osmonics shares as you indicate in Box A of the attached cash election form. However, you may not elect to receive cash and GE common stock for a single share of Osmonics common stock.

        Even if you elect to receive cash, it is possible that you may not receive cash for all of the shares you elect. Under the merger agreement, GE cannot pay cash for more than 55% of the shares of Osmonics common stock outstanding immediately prior to the effective time of the merger, including shares owned by Osmonics shareholders that have perfected their dissenters' rights and shares owned by GE or Oasis Acquisition. If the aggregate number of shares for which cash elections are made, for which dissenters' rights are perfected and that are owned by GE or Oasis Acquisition exceeds 55% of the outstanding shares of Osmonics common stock, then all shares of Osmonics common stock for which cash elections are made will be exchanged on a pro rata basis for a combination of cash and GE common stock so that the total number of Osmonics shares exchanged for cash (when combined with the total number of shares of Osmonics common stock for which dissenters' rights have been perfected and that are owned by GE or Oasis Acquisition) does not, in the aggregate, exceed 55% of the outstanding shares of Osmonics common stock. A pro rata reduction in the cash consideration paid to Osmonics shareholders electing cash will also be made if the aggregate cash consideration payable to shareholders who have elected cash plus $17.00 multiplied by the sum of the number of shares of Osmonics common stock for which dissenters' rights have been perfected and the number of shares of Osmonics common stock that are owned by GE or Oasis Acquisition exceeds 55% of the fair market value, as of the date of the merger, of the aggregate cash and stock consideration payable in the merger, or if a reduction is otherwise necessary to allow GE's and Osmonics' outside legal counsel to deliver their opinions as to the qualification of the merger as a "reorganization" under Section 368(a) of the Internal Revenue Code. For further information, see "The Merger Agreement—Merger Consideration—Cash Election Option" in the proxy statement/prospectus.

        If for any reason the merger is not completed, this cash election form will be void and of no effect. Certificate(s) for shares of Osmonics common stock previously delivered for exchange will be returned promptly.

        The deadline for receipt of your cash election form and other required documents is 5:00 p.m., eastern time on February 26, 2003, which is the day of the special meeting of the Osmonics' shareholders called to adopt the merger agreement and the merger. However, if the closing of the merger will occur more than four business days after the special meeting, this deadline will be extended until two business days before the closing date and GE will announce the closing date by press release at least five business days before the closing date.

        If you do not wish to elect to receive cash for any of your shares of Osmonics common stock you should not return the cash election form; you will receive a letter of transmittal and additional instructions for the delivery of your certificates following completion of the merger.

        If your shares of Osmonics common stock are registered in your own name and if you want to receive cash for any or all of your shares of Osmonics common stock you must complete, execute and deliver the cash election form, together with stock certificates representing your shares of Osmonics common stock for which you have made a cash election or the other documents specified in the cash election form, to one of the addresses listed in the cash election form not later than the deadline previously described.

        Osmonics shareholders who hold their shares in "street name" through brokers, dealers, commercial banks, trust companies or other nominees must follow the instructions of their broker, dealer, commercial bank, trust company or other nominee.

        Please read carefully the following information and general instructions for making your election.

        Osmonics shareholders who wish to receive cash for any or all of their shares of Osmonics common stock must complete this cash election form and return it as directed below by 5:00 p.m. eastern time on February 26, 2003, unless a later deadline is publicly announced by GE. If you do not wish to elect to receive cash for any of your shares you should not return this cash election form; you will receive a letter of transmittal and additional instructions for the delivery of your certificates following completion of the merger.

CASH ELECTION FORM

Wells Fargo Shareowner Services:

        In connection with the merger of Osmonics, Inc. with and into Oasis Acquisition, Inc., a wholly owned subsidiary of General Electric Company, the undersigned registered holder of Osmonics common stock hereby submits the stock certificates representing the undersigned's shares of Osmonics common stock to, hereby transfers ownership of such stock by book-entry transfer to, or hereby guarantees the delivery of such stock to, the account of Wells Fargo Shareowner Services, the exchange agent designated by GE pursuant to the Agreement and Plan of Merger among GE, Oasis Acquisition and Osmonics dated November 3, 2002, or its replacement or successor, and instructs the exchange agent to deliver, or cause to be delivered, to the undersigned, in exchange for the undersigned's shares of Osmonics common stock, cash pursuant to the undersigned's election as set forth in Box A of this cash election form in accordance with the requirements and subject to the limitations of the Agreement and Plan of Merger. The undersigned acknowledges and confirms that the cash election will be subject to a pro rata reduction if the aggregate number of shares for which cash elections are made, for which dissenters' rights are perfected and that are owned by GE or Oasis Acquisition exceeds 55% of the outstanding shares of Osmonics common stock. A pro rata reduction in the cash consideration paid to Osmonics shareholders electing cash will also be made if the aggregate cash consideration payable to shareholders who have elected cash plus $17.00 multiplied by the sum of the number of shares of Osmonics common stock for which dissenters' rights have been perfected and the number of shares of Osmonics common stock that are owned by GE or Oasis Acquisition exceeds 55% of the fair market value, as of the date of the merger, of the aggregate cash and stock consideration payable in the merger, or if a reduction is otherwise necessary to allow GE's and Osmonics' outside legal counsel to deliver their opinions as to the qualification of the merger as a "reorganization" under Section 368(a) of the Internal Revenue Code.

        If the undersigned does not receive cash for all of the shares of Osmonics common stock for which the undersigned makes an election in Box A or represented by certificates delivered pursuant to this cash election form, the undersigned acknowledges that it will be issued shares of GE common stock for such shares in accordance with the Agreement and Plan of Merger.

        The undersigned represents and warrants that the undersigned has full power and authority to surrender the stock certificate(s) surrendered herewith or transferred in book-entry form, or covered by a guarantee of delivery, free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the exchange agent or GE to be appropriate or necessary to complete the sale, assignment or transfer of the Osmonics shares. All authority conferred or agreed to be conferred in this cash election form shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death and incapacity of the undersigned.

        The undersigned understands that neither surrender nor an election is made in acceptable form until receipt by the exchange agent of this cash election form, or a facsimile hereof, duly completed and manually signed, together with such Osmonics certificates or transfer of ownership by book-entry transfer and all accompanying evidences of authority. The undersigned agrees that all questions as to validity, form and eligibility of any surrender of the Osmonics certificates hereunder will be determined by the exchange agent (or GE and Osmonics) and that such determination will be final and binding.

        The undersigned acknowledges that until the undersigned surrenders the Osmonics certificate(s) representing the undersigned's shares of Osmonics common stock or transfers such shares in book-entry form, the undersigned will not receive any GE common stock or cash issuable or payable as a result of the merger or any dividends or other distributions payable on any shares of GE common stock into which the shares of Osmonics common stock represented by the certificate(s) have been converted. The undersigned further understands that no interest will be payable with respect to any cash to be paid pursuant to the merger or with respect to dividends or distributions payable on surrender of any certificates representing shares of Osmonics common stock. Delivery of certificates representing shares of Osmonics common stock will be affected, and risk of loss and title to the Osmonics certificate(s) will pass only upon proper delivery thereof to the exchange agent in the appropriate manner to one of the addresses shown herein.

        This cash election form must be sent to Wells Fargo Shareowner Services, as the exchange agent, at one of the addresses indicated below:

By Mail:	By Hand or Overnight Courier:
Wells Fargo Shareowner Services Corporate Actions Department P.O. Box 64858 St. Paul, MN 55164-0858	Wells Fargo Shareowner Services Corporate Actions Department 161 North Concord Exchange South St. Paul, MN 55075

        THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS RECEIVED AND READ THE PROXY STATEMENT/PROSPECTUS RELATED TO THE MERGER.

Description of Osmonics Certificate(s) Surrendered and Cash Election

	Column 1 Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank)	Column 2 Osmonics Certificate Number(s)	Column 3 Number of Osmonics Common Shares Represented by Osmonics Certificate(s)	Column 4 Number of Osmonics Common Shares to be Exchanged for $17.00 Cash (cannot exceed the number of shares listed in Column 3)

BOX A

	(Attach additional schedule if necessary)	Total No. of Osmonics Common Shares

Note:
Cash elections are subject to proration as more fully described in the proxy statement/prospectus. This means that there can be no assurance that you will receive 100% of the merger consideration in the form of cash for all shares of Osmonics common stock for which you properly deliver a cash election form.
Your election must be accompanied by your Osmonics stock certificate(s), a book-entry transfer of shares to the exchange agent (see Box D), or a guaranteed delivery (see Box E).

Special Issuance Instructions (Signature Guaranty Required. See General Instruction 4)

TO BE COMPLETED ONLY if the certificate(s) representing GE common stock or a check for any cash to be paid are to be issued in a name other than the name(s) appearing in Box A above.
Issue
☐ Certificate(s) to: ☐ Check to:
Name:
(Please print or type)
BOX B
Address:
(street and number)

(city, state and zip code)

Tax Identification Number

(Also complete Substitute Form W-9)

Special Mailing Instructions (Signature Guaranty Required. See General Instruction 6)

TO BE COMPLETED ONLY if the certificate(s) representing GE common stock or a check for any cash to be paid are to be delivered to an address other than that appearing in Box A above or, if Box B is filled in, to an address other than that appearing therein.
Mail
☐ Certificate(s) to: ☐ Check to:
BOX C	Name:
(Please print or type)
Address:
(street and number)

(city, state and zip code)

Book-Entry Delivery

If your Osmonics shares are being delivered by book-entry transfer to the exchange agent's account, complete the following:
Name of electing institution:

BOX D	The Depository Trust Company Company Account Number:

Transaction Code Number:

Guarantee of Delivery

The undersigned, a member firm of a registered national securities exchange, a member of the NASD, Inc. or a commercial bank or trust company in the United States, hereby guarantees to deliver to the exchange agent either all of the certificate(s) for Osmonics common stock to which this cash election form relates, or such certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer, or to deliver to the exchange agent the shares of Osmonics common stock identified below pursuant to the procedure for electronic transfer at the Depository Trust Company, no later than 5:00 p.m. eastern time, on the third trading day after the election deadline as described in the proxy statement/prospectus related to the merger.
If you complete this guarantee of delivery, you will need a signature guarantee by an eligible institution (See Box F).

The undersigned acknowledges that it must deliver the Osmonics shares covered by this cash election form to the exchange agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.
BOX E

	Dated	Print Firm Name

	Certificate Number(s)	Authorized Signature

	Number of Osmonics shares	Address

If the Osmonics shares will be delivered by book-entry transfer, provide the Depository Trust Company account number:
Telephone Number

Sign Here

	Signature:		Date:

	Signature:		Date:

BOX F	Must be signed by registered holder(s) exactly as name(s) appear(s) on surrendered Osmonics certificate(s), or the book-entry account, or the authorized representative of such registered holder(s) or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, please provide the information below.		MEDALLION GUARANTEE OF SIGNATURE(S) (if required)
	Name(s):		Name of Firm:

(Please Print)
		(Please Print)	Authorized Signature:

	Capacity:		Title:

		(Please Print Full Title)		(Please Print)
Daytime Telephone:

(including area code)

IMPORTANT TAX INFORMATION

        Please provide your name and social security or other taxpayer identification number on the substitute form W-9 in Box G below and certify therein that you are not subject to backup withholding. Failure to do so may subject you to 30% federal backup withholding.

	SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — Please provide your name and correct TIN in the spaces at the right and certify by signing and dating below.		Name Social Security Number – – OR Employer Identification Number –
	Payer's Request for Taxpayer Identification Number ("TIN")	Part 2 — Check this box ☐ if you are awaiting your TIN.

CERTIFICATION — Under the penalties of perjury, I certify that:
BOX G		(1)	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);
(2)
I am not subject to backup withholding under the provisions of the Internal Revenue Code because (a) I am exempt from backup withholdings, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
		(3)	I am a U.S. person (including a U.S. resident alien)

Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
			Signature:	Date:

        If you checked the box in part 2 of Box G above, you must complete Box H.

CERTIFICATE OF PERSON AWAITING TAXPAYER IDENTIFICATION NUMBER
BOX H
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 30% of all reportable payments made to me after will be withheld until I provide a number.
	Signature:	Date:

GENERAL INSTRUCTIONS

1.    Execution and Delivery of Cash Election Form

        If you want to elect to receive cash for all or a portion of your Osmonics common stock, this cash election form must be completed, dated, signed and mailed, or hand delivered, to the exchange agent, Wells Fargo Shareowner Services, at one of the addresses listed on the front page hereof, accompanied by the Osmonics certificate(s) for which you have made a cash election, a book-entry transfer of shares to the exchange agent or a guarantee of delivery. DO NOT SEND OSMONICS CERTIFICATES TO EITHER OSMONICS OR GE. The method of delivering the Osmonics certificate(s), together with this cash election form and the other documentation required hereby, is at your option and risk. If mail is chosen, registered mail with return receipt requested, properly insured, is recommended. A return envelope addressed to the exchange agent is enclosed for your convenience.

        The deadline for receipt of your cash election form and other required documents is 5:00 p.m., eastern time on February 26, 2003, unless a later deadline is publicly announced by GE.

2.    Signatures

        This cash election form must be signed by or on behalf of the registered holder(s) of the Osmonics certificate(s) submitted herewith. If such Osmonics certificate(s) are registered in the names of two or more persons, all such persons must sign. The signatures on this cash election form must correspond exactly with the name(s) as written on the face of the surrendered Osmonics certificate(s) or on the book-entry account, unless the Osmonics shares represented hereby have been assigned or otherwise transferred by such registered holder(s), in which event this cash election form must be signed in exactly the same form as the name of the last assignee or other transferee in accordance with Instruction 4. If the surrendered Osmonics certificate(s) are registered in different forms of the name of any person signing this cash election form (e.g., "John Smith" on one Osmonics certificate and "J. Smith" on another), it will be necessary for such person either to sign this cash election form in each way in which the Osmonics certificate(s) are registered or to sign as many cash election forms as there are different name registrations. When signing as agent, attorney, administrator, executor, guardian, trustee, or in any other fiduciary or representative capacity, or as an officer of a corporation on behalf of the corporation, please give full title as such.

3.    Issuance of General Electric Common Stock or Payment of Cash in Same Name

        If the certificate(s) representing shares of GE common stock or a check for any cash to be paid are to be issued in the exact name(s) of the registered holder(s) of the surrendered Osmonics certificate(s) and such certificate(s) and check(s) are to be delivered to address(es) appearing in Box A above, then such Osmonics certificate(s) need not be endorsed and no guarantee of the signature(s) on this cash election form is required. For a correction of name or for a change in name which does not involve a change in ownership, you must follow Instruction 7.

4.    Issuance of General Electric Common Stock or Payment of Cash in Different Names

        If the certificate(s) representing shares of GE common stock or a check for any cash to be paid are to be issued other than in the exact name(s) of the registered holder(s) of the surrendered Osmonics certificate(s) (for example, if the certificates have been transferred or assigned and the transfer has not been registered on the books of Osmonics), you must complete Box B above and comply with the following:

          (a)  Endorsement and Guarantee. The Osmonics certificate(s) surrendered must be properly endorsed, or accompanied by appropriate stock powers properly executed, by the registered holder(s) of such Osmonics certificate(s) to the person(s) who are to receive the certificate representing shares of GE common stock or a check for any cash to be paid. The signature(s) of the registered holder(s) on the endorsement or stock powers must correspond exactly with the name(s) written upon the face of such Osmonics certificate(s), without alteration, enlargement or any change whatsoever, and must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

          (b)  Transferee's Signature. This cash election form must be signed by the assignee(s) or other transferee(s) of the Osmonics certificate(s) submitted herewith, or his, her or its agent, and should not be signed by the assignor or other transferor. The signature of such assignee(s) or other transferee(s) must be guaranteed as provided in Instruction 4(a).

          (c)  Transfer Taxes. Satisfactory evidence of the payment of all applicable stock transfer taxes (whether imposed on such registered holder(s) or such other person) payable on account of the transfer or assignment to such other person of such Osmonics certificate(s) (or satisfactory evidence that such tax is not applicable) must be received by the exchange agent prior to the delivery of any certificate(s) representing shares of GE common stock or a check for any cash to be paid.

        You should consult your own tax advisor as to possible tax consequences resulting from the issuance of the certificate(s) representing shares of GE common stock or a check for any cash to be paid in a name other than that of the registered holder(s) of the surrendered Osmonics certificate(s).

5.    Supporting Evidence of Authority

        In case this cash election form or any Osmonics certificate endorsement or stock power is executed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, there must be submitted with this cash election form documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary). Such documentary evidence of authority must be in form satisfactory to the exchange agent.

6.    Special Instructions for Delivery by the Exchange Agent

        The certificate(s) representing shares of GE common stock and/or a check for any cash to be paid will be mailed to the address(es) of the registered holder(s) of the surrendered Osmonics certificate(s), as indicated in Box A, unless instructions to the contrary are given in Box C. If the certificate(s) representing shares of GE common stock and/or a check for any cash to be paid are to be delivered to the registered holder(s) of the Osmonics certificate(s) at an address other than as indicated in Box A, Box C must be completed and the appropriate signature(s) must be guaranteed as provided in General Instruction 4(a).

7.    Correction of or Change in Name

        For a correction of name or for a change in name which does not involve a change in ownership, you may proceed as follows: (i) for a change in name by marriage, etc., this cash election form should be signed, e.g., "Mary Doe, now by marriage Mary Jones" and (ii) for a correction in name, this cash election form should be signed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown". In each such case, the signature on this cash election form must be guaranteed as provided in Instruction 4(a).

8.    Substitute Form W-9

        Under Federal income tax law, any person submitting this cash election form must provide to the exchange agent and GE his, her or its correct taxpayer identification number ("TIN"), and certify that such TIN is true, correct and complete, on Substitute Form W-9 in Box E. If such TIN is not provided, a penalty of $50.00 may be imposed by the Internal Revenue Service ("IRS") and payments made may be subject to 30% backup withholding. The TIN to be provided is that of the person submitting this cash election form. The TIN for an individual is his or her social security number.

        Exempt persons (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. A foreign individual may qualify as an exempt person by submitting a Form W-8, signed under penalties of perjury, certifying such individual's foreign status. Such form can be obtained from the exchange agent.

        Part 2 of Box G may be checked if the person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If Part 2 of Box G is checked, such person must also complete Box H to avoid backup withholding. Notwithstanding that Part 2 of Box G is checked and Box H is completed, prior to the time a properly certified TIN is provided to the exchange agent, the exchange agent will withhold 30% of all payments made.

        The signature and date endorsed on Substitute Form W-9 in Box G will serve to certify that the TIN and withholding information provided in this cash election form are true, correct and complete. See Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions included with this cash election form.

9.    Improper Surrender

        The exchange agent and GE reserve the right to reject any surrender of Osmonics certificate(s) that are defective or irregular in any respect and may request from persons making such surrenders such additional documents as the exchange agent or GE deems appropriate to cure any such defect or irregularity. However, the exchange agent and GE also reserve full discretion to waive any defect or irregularity in any such surrender. No surrender will be deemed to have been effected until all such defects or irregularities, which have not been waived, have been cured.

10.    Lost Certificates

        If any Osmonics certificate has been lost or stolen, the exchange agent should be contacted (see General Instruction 13) for information with respect to the procedures to be followed to receive certificates representing shares of GE common stock and/or a check for any cash to be paid.

11.    Inadequate Space

        If the space provided in Box A is inadequate, the Osmonics certificate numbers, the number of Osmonics common shares represented thereby and the cash election made with respect to such certificates should be listed on a separate signed schedule attached hereto.

12.    Miscellaneous

        The terms and conditions of the merger agreement are incorporated herein by reference in their entirety and shall be deemed to form a part of the terms and conditions of this cash election form.

13.    Inquiries

        All inquiries with respect to the surrender of Osmonics certificate(s), as well as requests for additional copies of this cash election form, should be made to the exchange agent at the appropriate address set forth above or by telephone at 651-450-4064 or toll-free at 800-380-1372.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.—Social Security Numbers ("SSNs") have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers ("EINs") have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended.

	For this type of account:		Give the SSN of:		For this type of account:	Give the EIN of:

1.	Individual		The individual	6.	Sole proprietorship	The owner(3)
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the	7.	A valid trust, estate or pension trust	Legal entity(4)
			first individual on the account(1)	8.	Corporate	The corporation
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	9.	Association, club, religions, charitable, education, or other tax-exempt organization	The organization
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	10.	Partnership	The partnership
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	11.	A broker or registered nominee	The broker or nominee
5.	Sole proprietorship account		The owner(3)	12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agriculture program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

          If you don't have a taxpayer identification number ("TIN"), obtain Form SS-5, Application for a Social Security Card at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1-800-829-3676 or by accessing the internet website of the Internal Revenue Service ("IRS") at www.irs.gov.

Payees Exempt from Backup Withholding

          Payees specifically exempted from backup withholding include:

  •
  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or any of its agencies or instrumentalities.

  •
  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

  •
  A foreign government or any of its political subdivisions, agencies or instrumentalities.

  •
  An international organization or any agency or instrumentality thereof.

          Payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A foreign central bank of issue.

  •
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  •
  A future commission merchant registered with the Commodity Futures Trading Commission.

  •
  A real estate investment trust.

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  A financial institution.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A trust exempt from tax under Section 664 or described in Section 4947.

          Payments of dividends and patronage dividends generally exempt from backup withholding including:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresidential alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) distributions made by an ESOP.

          Payments of interest generally exempt from backup withholding include:

  •
  Payments of interest on obligations issued by individuals. However, if you paid $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  •
  Payments described in Section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Payments made to a nominee.

  •
  Mortgages or student loan interest paid to you.

          Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

          EXEMPT PAYEES SHOULD COMPLETE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TIN, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. NON-U.S. PAYEES WHO ARE NOT SUBJECT TO BACKUP WITHHOLDING SHOULD COMPLETE A W-8BEN AND RETURN IT TO THE PAYER.

          Privacy Act Notice.—Section 6109 requires you to provide your correct TIN to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold at a rate equal to the fourth lowest income tax rate applicable to individuals (which is 30.0% for 2003, 29.0% for 2004 and 2005, and 28.0% for 2006) on payments of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

(1)
Failure to Furnish TIN.—If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
Misuse of TINs.—If the requester discloses or uses TINs in violation of Federal law, the requestor may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

QuickLinks

CASH ELECTION FORM
IMPORTANT TAX INFORMATION
GENERAL INSTRUCTIONS
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 Page 2